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                                                                    EXHIBIT 23.1





                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We hereby consent to the reference of our name in the Registration Statement on Form SB-2 of Cotton Valley Resources, Inc. (the "Company") dated March 16, 1998, to which this consent is an exhibit.



                                   K&A ENERGY CONSULTANTS, INC.

                                   /s/ K&A ENERGY CONSULTANTS, INC.


Tulsa, Oklahoma
March 16, 1998